                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 CDC MPT+ FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 CDC MPT+ FUNDS

                              U.S. CORE EQUITY FUND
                             AGGRESSIVE EQUITY FUND
                            GLOBAL INDEPENDENCE FUND

                               9 WEST 57TH STREET
                               NEW YORK, NY 10019

                                                                October 25, 1999

Dear Shareholder:

          I am writing to let you know that a meeting will be held on November 18, 1999 for shareholders of the U.S. Core Equity Fund, the Aggressive Equity Fund and the Global Independence Fund (the "Funds"), each a series of CDC MPT+ Funds (the "Trust") to elect two additional Trustees and to ratify the selection of Deloitte & Touche LLP as the independent accountants for the Trust. As a shareholder, you have the opportunity to voice your opinion on these matters.

          This package contains information about the proposals, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card. Your prompt vote will help save money.

          THE BOARD MEMBERS OF THE TRUST BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR BOTH PROPOSALS.

          Since the Trust is conducting a single shareholder meeting for all the Funds, if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

          Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Respectfully,

/s/ Bluford H. Putnam

Bluford H. Putnam
President and Chief Investment Officer

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                                 CDC MPT+ FUNDS

                              U.S. CORE EQUITY FUND
                             AGGRESSIVE EQUITY FUND
                            GLOBAL INDEPENDENCE FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

          Please take notice that the Special Meeting of shareholders (the "Special Meeting") of the U.S. Core Equity Fund, the Aggressive Equity Fund and the Global Independence Fund (each a "Fund" and, collectively, the "Funds"), each a separate series of CDC MPT+ Funds (the "Trust"), will be held at the offices of CDC Investment Management Corporation, 9 West 57th Street, 35th Floor, New York, New York 10019, on November 18, 1999 at 10:00 a.m., Eastern time, for the following purposes:

          (1)   To elect two additional Trustees of the Trust; and

          (2) To ratify or reject the selection of Deloitte & Touche LLP as the independent accountants for the Trust for the Trust's current fiscal year.

          The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

          Holders of record of shares of each Fund at the close of business on the record date are entitled to vote at the Special Meeting and at any adjournments thereof. The record date for each Fund is October 12, 1999.

          In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

          We encourage you to vote by completing and returning your proxy card(s) so as to reduce the time and costs associated with the proxy solicitation. Please read the full text of the proxy statement before you vote.

                                              By order of the Board of Trustees,

                                                            /s/ Rachel D. Manney

                                                                Rachel D. Manney
                                                                       Secretary

October 25, 1999

IMPORTANT--IN ORDER TO AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS, WE ASK THAT YOU VOTE YOUR SHARES PROMPTLY.

                                 CDC MPT+ FUNDS

                              U.S. CORE EQUITY FUND
                             AGGRESSIVE EQUITY FUND
                            GLOBAL INDEPENDENCE FUND

                               9 WEST 57TH STREET
                               NEW YORK, NY 10019

                                 PROXY STATEMENT

GENERAL

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board"), of CDC MPT+ Funds (the "Trust") on behalf of each of its portfolios listed above (each a "Fund" and, collectively, the "Funds") for use at the Special Meeting of Shareholders of the Trust, to be held at the offices of CDC Investment Management Corporation ("CDC Investments"), 9 West 57th Street, 35th Floor, New York, NY 10019, on November 18, 1999 at 10:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

          This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about October 25, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Rachel D. Manney, Secretary of the Trust, c/o CDC Investment Management Corporation, 9 West 57th Street, New York, NY 10019), in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

          The presence at any Special Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of the Trust shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to a proposal for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to the other proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          Approval of Proposal 1 by a Fund requires the affirmative vote of a plurality of the shares of the Trust voting at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of the Trust voting at the Special Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 2.

          Holders of record of the shares of beneficial interest of each Fund at the close of business on October 12, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of its Record Date.

                                                 NUMBER OF SHARES OUTSTANDING
          NAME OF THE FUND                          AS OF THE RECORD DATE

-------------------------------------            ----------------------------
U.S. Core Equity Fund                                     2,853,773.444
Aggressive Equity Fund                                    2,506,786.586
Global Independence Fund                                  2,557,941.127

          To the best of the Trust's knowledge, as of October 12, 1999, no shareholder held 5% or more of a Fund's shares, except as set forth in the following table:

                                                                                  PERCENT
     NAME AND ADDRESS             NAME OF FUND             SHARES HELD           OWNERSHIP
-------------------------   ------------------------   -------------------   -----------------
CIMCO HOLDINGS, LLC         U.S. Core Equity Fund         2,542,041.352             89%
c/o CDC Investment
Management Corp.
9 West 57th Street
New York, NY  10019
Attn:  Bluford H. Putnam

G.A.A.S. Equity Fund        U.S. Core Equity Fund            300,000                10%
c/o CDC Investment
Management Corp.
9 West 57th Street
New York, NY  10019

MASTER HOLDINGS             Aggressive Equity Fund          2,500,000               99%
c/o CDC Investment
Management Corp.
9 West 57th Street
New York, NY  10019
Attn:  Rob Covino

MASTER HOLDINGS             Global Independence Fund        2,500,000               97%
c/o CDC Investment
Management Corp.
9 West 57th Street
New York, NY  10019
Attn:  Rob Covino


          Master Holdings is the majority shareholder of CIMCO Holdings LLC and CDC Investments is a minority shareholder of CIMCO Holdings LLC. CDC Group, Paris is the majority shareholder of Master Holdings. CDC Investments is a wholly-owned subsidiary of CDC Group, Paris.

          Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. Copies of the Funds' Prospectus and information regarding the Funds' current performance and the status of shareholder accounts may be obtained by calling the Funds at (800) 774-9838 or by writing the Funds at P.O. Box 8122, Boston, Massachusetts, 02266-8122.

                 PROPOSAL 1: ELECTION OF TRUSTEES FOR THE TRUST

          On October 7, 1999, the Board of Trustees approved a resolution increasing the number of Trustees from three to five. At that meeting, the Trust's Nominating Committee nominated, and the entire Board of Trustees approved the nomination of, Richard Levich and Luc de Clapiers to the Board to fill those newly established vacancies. At this Special Meeting, shareholders are being asked to elect Mr. Levich and Mr. De Clapiers to the Board.

          The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner resigns, dies or is removed as provided in the organizational documents of the Trust.

          Each of the nominees has indicated that he is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend.

          The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                                    NOMINEES

                                     SHARES
                                  BENEFICIALLY
                                  OWNED ON THE        PRINCIPAL OCCUPATION OR EMPLOYMENT
      NAME (AGE)                   RECORD DATE          AND TRUSTEESHIPS/DIRECTORSHIPS
----------------------------    ----------------    --------------------------------------

Richard Levich (51)                     0           NOMINEE FOR TRUSTEE. Professor of
New York University                                 Finance and International Business,
Stern School of Business                            New York University since 1986.
44 West 4th Street
New York, NY 10012-1126

                                                    NOMINEE FOR TRUSTEE. President and
Luc de Clapiers* (53)                   0           Chief Executive Officer of CDC North
CDC North America Inc.                              America Inc. (the U.S. subsidiary of
9 West 57th Street                                  the Caisse des Depots Group) since
New York, NY 10019                                  1989. Director of certain unregistered
                                                    investment vehicles managed by CDC
                                                    Investments.

         * Nominee considered by the Trust and its counsel to be an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Trust or of the Funds' investment adviser because of his employment by CDC North America Inc.

          As of the Record Date, neither of the nominees owned shares of any of the Funds.

                  CURRENT TRUSTEES NOT STANDING FOR RE-ELECTION:

                                     SHARES             PRESENT OFFICE WITH THE TRUST
                                  BENEFICIALLY          (DATE PERSON BECAME TRUSTEE),
                                  OWNED ON THE        PRINCIPAL OCCUPATION OR EMPLOYMENT
      NAME (AGE)                 RECORD DATE**          AND TRUSTEESHIPS/DIRECTORSHIPS
----------------------------    ----------------    --------------------------------------

Bluford H. Putnam, Ph.D.* (48)        5,000         PRESIDENT, CHIEF INVESTMENT OFFICER
                                   (U.S. Core       AND TRUSTEE (January 7, 1999).
                                   Equity Fund)     President of CDC Investments since
                                                    1997; Managing Director and Chief
                                      2,500         Investment Officer for Equities and
                                   (Aggresive       Asset Allocation with the Global
                                   Equity Fund)     Investment Management Department of
                                                    Bankers Trust Company in New York from
                                      2,500         1994 to 1997; President of Putnam &
                                    (Global         Associates, Inc. from 1991 to 1994.
                                  Independence      Director of certain unregistered
                                      Fund)         investment vehicles managed by CDC
                                                    Investments.

Mike West (42)                          0           TRUSTEE (January 7, 1999). The Arts
Institute of Statistics                             and Sciences Professor of Statistics
and Decision                                        and Decision Sciences and Director of
  Sciences Duke University                          the Institute of Statistics and
Durham, NC  27708-0251                              Decision Sciences, Duke University
                                                    since 1988.

Arnold Zellner (72)                     0           TRUSTEE (January 7, 1999). H.G.B.
The University of Chicago                           Alexander Distinguished Service
Graduate School of                                  Professor Emeritus of Economics and
Business                                            Statistics - Graduate School of
1101 East 58th Street                               Business, University of Chicago since
Chicago, IL  60637                                  1996; From 1966 to 1996, H.G.B.
                                                    Alexander Distinguished Service
                                                    Professor - Graduate School of
                                                    Business, University of Chicago.

          * Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the 1940 Act) of the Trust or of the Funds' investment adviser. Mr. Putnam is considered an "interested person" because of his employment by CDC Investments.

          ** Mr. Putnam has sole voting and investment power with respect to these Shares. Directors, nominees and officers of the Trust as a group own less than one percent of the outstanding Shares of each Fund.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

          The Board of Trustees of the Trust is responsible for the general oversight of the Trust's business. A majority of the Trust's members are not affiliated with CDC Investments ("Non-Interested Trustees"). These Non-interested Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

          The Board meets in person at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Trustees review the fees paid to CDC Investments for investment advisory services and to affiliates of CDC Investments for administrative and distribution services.

          The Board of the Trust has an Audit Committee, a Nominating Committee and a Valuation Committee. The responsibilities of these Committees are described below.

AUDIT COMMITTEE

          The Board of the Trust has an Audit Committee consisting of all the Non-interested Trustees. The Audit Committee reviews with management and the independent accountants for the Trust, among other things, the scope of the audit and the internal controls for the Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Trust to the Board and, in general, considers and reports to the Board on matters regarding the Trust's accounting and bookkeeping practices.

NOMINATING COMMITTEE

          The Board of the Trust has a Nominating Committee consisting of all the Non-interested Trustees. The Committee is charged with the duty of making all nominations of Non-interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management would be referred to the Nominating Committee for its consideration and action.

VALUATION COMMITTEE

          The Board of Trust has a Valuation Committee currently consisting of all the Trustees. Bluford H. Putnam and any one other Committee member constitute a quorum for Committee action.

The Committee is primarily designated to advise the Board with respect to valuation of portfolio assets.

          The Funds commenced operations on June 30, 1999. The Board of Trustees has met four times since January 1999 and each such meeting was attended by all of the Trustees. Each of the Audit Committee and the Nominating Committee has met once since the Funds commenced operations. There has not yet been a meeting of the Valuation Committee.

EXECUTIVE OFFICERS

          The following persons are officers of the Trust, all of which were appointed during 1999:

                                         PRESENT OFFICE WITH THE TRUST;
                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
           NAME (AGE)                                (1)(2)
------------------------------  ------------------------------------------------

Bluford H. Putnam,              PRESIDENT, CHIEF INVESTMENT OFFICER AND TRUSTEE.
Ph.D.* (48)                     President of CDC Investments since 1997;
                                Managing Director and Chief Investment Officer for Equities and Asset Allocation with the Global Investment Management Department of
                                Bankers Trust Company in New York from 1994 to
                                1997; President of Putnam & Associates, Inc.
                                from 1991 to 1994.

D. Sykes Wilford, Ph.D          VICE PRESIDENT AND INVESTMENT OFFICER.
(50)                            Managing Director of CDC Investments since 1997;
                                Chief Investment Officer of Bankers Trust
                                Private Bank and Managing Director of Bankers
                                Trust Global Investment Management from 1994 to
                                1997; Managing Director of Chase Investment
                                Bank, Ltd., London from 1992 to 1994; Managing
                                Director of Chase Manhattan Bank from 1988 to
                                1992.

Jose Quintana (49)              VICE PRESIDENT AND INVESTMENT OFFICER.
                                Managing Director of CDC Investments since 1997;
                                Vice President and Head of Quantitative Research for the Strategic Asset Allocation team in the Global Investment Management Group of Bankers
                                Trust Company from 1994 to 1997; Vice President in the Global Risk Management Sector of Chase
                                Manhattan Bank from 1992 to 1994. Vice President at Chase Investors Management Corporation from
                                1988 to 1992; Staff Supervisor for AT&T's Market
                                Analysis and Forecasting Directorate from 1987 to 1988.

                                         PRESENT OFFICE WITH THE TRUST;
                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
           NAME (AGE)                                (1)(2)
------------------------------  ------------------------------------------------

C. Peter Paterno (36)           TREASURER.
                                Vice President of CDC Investments since 1997;
                                Financial Consultant from 1995 to 1997; Managing
                                Director and Head of Trading, Putnam &
                                Associates from 1993 to 1994; Director, Panther
                                Capital Advisers, Ltd. in 1992; Vice President,
                                Proprietary Fixed Income Trading, Merrill Lynch
                                International Ltd. from 1991 to 1992; Manager,
                                International Arbitrage, Kleinwort Benson Ltd.
                                from 1989 to 1991; Research Analyst in the International Fixed Income Strategy and
                                Economics Group at Morgan Stanley & Co.,
                                Incorporated from 1986 to 1989.

Rachel D. Manney (32)           SECRETARY.
                                Vice President of CDC Investments; Vice
                                President, BEA Associates from 1992 to 1997;
                                Senior Associate, Coopers & Lybrand, LLP from
                                1989 to 1992.

Charles Rosenberg (30)          ASSISTANT SECRETARY.
                                Fund Administrator of CDC Investments since
                                1998; Supervisor of Fund Administration,
                                OFFITBANK from 1995 to 1998; Fund Accounting
                                Supervisor, The Bank of New York from 1993 to
                                1995.

---------------------

(1) Unless otherwise stated, all of the executive officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the by-laws of the Trust.

                      COMPENSATION OF TRUSTEES AND OFFICERS

          The Trust pays each Trustee who is not an employee of CDC Investments an annual fee plus specified amounts for Board meetings attended and compensation for out-of-pocket expenses related to Trust business.

          CDC Investments supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives an advisory fee for its services. Several of the Trust's officers and Trustees are also officers, Trustees or employees of CDC Investments and participate in the fees paid to that firm, although each such Fund makes no direct payments to them.

TRUSTEES' TOTAL COMPENSATION:

NAME OF TRUSTEE          FROM THE TRUST+
---------------          --------------
Bluford H. Putnam*       None

Mike West                $19,000

Arnold Zellner           $19,000

--------

+ Amounts shown are estimates of payments to be made for the Trust's first fiscal year ending October 31, 1999 pursuant to existing arrangements.

* Mr. Putnam receives compensation as an employee of CDC Investments and, accordingly, receive no compensation from the Trust.

          The Trustees do not receive any pension or retirement benefits from the Trust.

REQUIRED VOTE

          Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of the Trust cast at the Special Meeting in person or by proxy. This means that the nominees receiving the largest number of votes will be elected. THE TRUSTEES OF THE TRUST, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 1.

                      PROPOSAL 2: RATIFICATION OR REJECTION
                   OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Trustees of the Trust, including a majority of the Non-interested Trustees, has selected Deloitte & Touche LLP to act as independent accountants for the Trust's current fiscal year. Deloitte & Touche LLP are independent accountants and have advised the Trust that they have no direct financial interest or material indirect financial interest in the Trust. One or more representatives of Deloitte & Touche LLP will be available by phone at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

          Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of the Trust cast at the Special Meeting in person or by proxy. THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL

          The cost of preparing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Trust. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of CDC Investments and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

          Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust toll-free at 800-774-9838. Any proxy given by a shareholder is revocable.

PROPOSALS OF SHAREHOLDERS

          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to Rachel D. Manney, Secretary of the Trust, c/o CDC Investment Management Corporation, 9 West 57th Street, 35th Floor, New York, NY 10019, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

          The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO
              POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/s/ Rachel D. Manney

Rachel D. Manney

Secretary

                                      PROXY

                                 CDC MPT+ FUNDS

                                   [FUND NAME]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


          The undersigned hereby appoints Bluford H. Putnam and Rachel D. Manney, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes both of them, or any one if only one be present, to represent and to vote, as designated on the reverse side, all the shares of the Fund named above held of record by the undersigned, or with respect to which the undersigned is entitled to vote or act, at the Special Meeting of Shareholders to be held on November 18, 1999 at 10:00 a.m., Eastern time, for the purposes referred to on the reverse side.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?


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                                 [REVERSE SIDE]
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/X/      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

-------------------------------------
           CDC MPT+ FUNDS                                                        For All      Withheld      For All
-------------------------------------                                            Nominees                   Except

                                        1.  To elect Trustees of the Trust.       / /           / /           / /
        VOTE THIS CARD TODAY!

                                        Richard Levich
                                        Luc de Clapiers


                                        INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

                                                                                  For         Against       Abstain

                                        2. To ratify the selection of             / /           / /           / /
                                        Deloitte & Touche LLP as independent
                                        accountants for the Trust for the
                                        current fiscal year.

Please be sure to sign and date this Proxy.   Date        Mark box at right if comments or address change
                                                          have been noted on the reverse side of this card.   / /


----------------------------------------------------------
Shareholder sign here                 Co-owner sign here       RECORD DATE SHARES:
Date:                                 Date:
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